UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

February 10, 2005

Date of Report (Date of earliest event reported)

TNS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-32033	36-4430020
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

11480 Commerce Park Drive, Suite 600, Reston, Virginia 20191-1406
(Address of principal executive offices and zip code)

(703) 453-8300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.              Results of Operations and Financial Condition.

On February 10, 2005, TNS, Inc. announced its results of operations for the fourth quarter and year-ended December 31, 2004.  A copy of the related press release is attached as Exhibit 99.1.  In addition, certain supplemental information not included in the press release is attached as Exhibit 99.2.

Item 7.01.              Regulation FD Disclosure.

On February 10, 2005, TNS, Inc. announced its results of operations for the fourth quarter and year-ended which ended December 31, 2004.  A copy of the related press release is attached as Exhibit 99.1.  In addition, certain supplemental information not included in the press release is attached as Exhibit 99.2.

Item 9.01.              Financial Statements and Exhibits.

(c)	Exhibits.

	Exhibit 99.1	Press release issued February 10, 2005 regarding earnings for the fourth quarter and year-ended December 31, 2004

	Exhibit 99.2	Certain supplemental information not included in the press release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TNS, INC.

Dated: February 10, 2005	By:	/s/ Henry H. Graham, Jr.
Henry H. Graham, Jr.
Executive Vice President, Chief Financial Officer and Treasurer

Exhibit Index

Exhibit Number	Description

99.1	Press Release issued February 10, 2005 regarding earnings for the fourth quarter and year-ended December 31, 2004

99.2	Certain supplemental information not included in the press release